                                                                 EXHIBIT h(6)(c)



                             MEMORANDUM OF AGREEMENT



           This Memorandum of Agreement is entered into as of the date indicated on Exhibit "A" between AIM Advisor Funds, AIM Equity Funds, AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust, and Tax-Free Investments Co. (each a "Company" and collectively, the "Companies"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM").

           For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Companies and AIM agree as follows:

           1. Each Company, for itself and its Funds, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, AIM will not charge any administrative fee under each Fund's advisory agreement in connection with securities lending activities.

           2. Neither a Company nor AIM may remove or amend the fee waivers to a Company's detriment prior to requesting and receiving the approval of the Fund's Board to remove or amend such fee waiver as described on the attached Exhibit "A". AIM will not have any right to reimbursement of any amount so waived.

           Unless a Company, by vote of its Board of Directors/Trustees, or AIM terminates the fee waiver, or a Company and AIM are unable to reach an agreement on the amount of the fee waiver to which the Company and AIM desire to be bound, the fee waiver will continue indefinitely with respect to such Company. Exhibit "A" will be amended to reflect the new date through which a Company and AIM agree to be bound.

           Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Company or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations

           IN WITNESS WHEREOF, each Company, on behalf of itself and its Funds listed in Exhibit "A" to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the date written above.

                                   AIM ADVISOR FUNDS
                                   AIM EQUITY FUNDS
                                   AIM FUNDS GROUP
                                   AIM INTERNATIONAL FUNDS, INC.
                                   AIM INVESTMENT SECURITIES FUNDS
                                   AIM SUMMIT FUND
                                   AIM TAX-EXEMPT FUNDS
                                   AIM VARIABLE INSURANCE FUNDS
                                   SHORT-TERM INVESTMENTS CO.
                                   SHORT-TERM INVESTMENTS TRUST
                                   TAX-FREE INVESTMENTS CO.

                                   By:   /s/ ROBERT H. GRAHAM
                                        ---------------------------------------

                                   Title:   President
                                           ------------------------------------


                                   A I M ADVISORS, INC.

                                   By:   /s/ ROBERT H. GRAHAM
                                        ---------------------------------------

                                   Title:   President
                                           ------------------------------------

                                   EXHIBIT "A"

                                AIM ADVISOR FUNDS

FUND                                                            EFFECTIVE DATE                         COMMITTED UNTIL*
----                                                            --------------                         ----------------

AIM Advisor Flex Fund                                         September 11, 2000
AIM Advisor International Value Fund                          September 11, 2000
AIM Advisor Real Estate Fund                                  September 11, 2000


                                AIM EQUITY FUNDS

FUND                                                        EFFECTIVE DATE                             COMMITTED UNTIL*
----                                                        --------------                             ---------------

AIM Aggressive Growth Fund                                  June 21, 2000
AIM Blue Chip Fund                                          June 21, 2000
AIM Capital Development Fund                                June 21, 2000
AIM Charter Fund                                            June 21, 2000
AIM Constellation Fund                                      June 21, 2000
AIM Dent Demographic Trends Fund                            June 21, 2000
AIM Emerging Growth Fund                                    June 21, 2000
AIM Large Cap Basic Value                                   June 21, 2000
AIM Large Cap Growth Fund                                   June 21, 2000
AIM Mid Cap Growth  Fund                                    June 21, 2000
AIM Weingarten Fund                                         June 21, 2000


                                 AIM FUNDS GROUP

FUND                                                        EFFECTIVE DATE                             COMMITTED UNTIL*
----                                                        --------------                             ---------------

AIM Balanced Fund                                             June 1, 2000
AIM European Small Company Fund                            August 30, 2000
AIM Global Utilities Fund                                     June 1, 2000
AIM International Emerging Growth Fund                     August 30, 2000
AIM New Technology Fund                                    August 30, 2000
AIM Select Growth Fund                                        June 1, 2000
AIM Small Cap Equity Fund                                  August 30, 2000
AIM Value Fund                                                June 1, 2000
AIM Value II Fund                                          August 30, 2000


                          AIM INTERNATIONAL FUNDS, INC.

FUND                                                        EFFECTIVE DATE                             COMMITTED UNTIL*
----                                                        --------------                             ---------------

AIM Asian Growth Fund                                       June 21, 2000
AIM European Development Fund                               June 21, 2000
AIM Global Aggressive Growth Fund                           June 21, 2000
AIM Global Growth Fund                                      June 21, 2000
AIM Global Income Fund                                      June 21, 2000
AIM International Equity Fund                               June 21, 2000


* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                         AIM INVESTMENT SECURITIES FUNDS

FUND                                                        EFFECTIVE DATE                             COMMITTED UNTIL*
----                                                        --------------                             ----------------

AIM High Yield Fund II                                       June 1, 2000
AIM High Yield Fund                                          June 1, 2000
AIM Income Fund                                              June 1, 2000
AIM Intermediate Government Fund                             June 1, 2000
AIM Limited Maturity Treasury Fund                           June 1, 2000
AIM Money Market Fund                                        June 1, 2000
AIM Municipal Bond Fund                                      June 1, 2000


                                 AIM SUMMIT FUND

FUND                                                        EFFECTIVE DATE                             COMMITTED UNTIL*
----                                                        --------------                             ---------------

AIM Summit Fund                                              July 24, 2000


                              AIM TAX-EXEMPT FUNDS

FUND                                                        EFFECTIVE DATE                             COMMITTED UNTIL*
----                                                        --------------                             ---------------

AIM High Income Municipal Fund                               June 1, 2000
AIM Tax-Exempt Bond Fund of Connecticut                      June 1, 2000
AIM Tax-Exempt Cash Fund                                     June 1, 2000
AIM Tax-Free Intermediate Fund                               June 1, 2000


                          AIM VARIABLE INSURANCE FUNDS

FUND                                                        EFFECTIVE DATE                             COMMITTED UNTIL*
----                                                        --------------                             ---------------

AIM V.I. Aggressive Growth Fund                              May 1, 2000
AIM V.I. Balanced Fund                                       May 1, 2000
AIM V.I. Blue Chip Fund                                      May 1, 2000
AIM V.I. Capital Appreciation Fund                           May 1, 2000
AIM V.I. Capital Development Fund                            May 1, 2000
AIM V.I. Dent Demographic Trends Fund                        May 1, 2000
AIM V.I. Diversified Income Fund                             May 1, 2000
AIM V.I. Global Utilities Fund                               May 1, 2000
AIM V.I. Government Securities Fund                          May 1, 2000
AIM V.I. Growth Fund                                         May 1, 2000
AIM V.I. Growth and Income Fund                              May 1, 2000
AIM V.I. High Yield Fund                                     May 1, 2000
AIM V.I. International Equity Fund                           May 1, 2000
AIM V.I. Money Market Fund                                   May 1, 2000
AIM V.I. Telecommunications and Technology Fund              May 1, 2000
AIM V.I. Value Fund                                          May 1, 2000


* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                           SHORT-TERM INVESTMENTS CO.

FUND                                                        EFFECTIVE DATE                             COMMITTED UNTIL*
----                                                        --------------                             ----------------

Liquid Assets Portfolio                                      June 1, 2000
Prime Portfolio                                              June 1, 2000


                          SHORT-TERM INVESTMENTS TRUST

FUND                                                        EFFECTIVE DATE                             COMMITTED UNTIL*
----                                                        --------------                             ---------------

Government & Agency Portfolio                                June 1, 2000
Government TaxAdvantage Portfolio                            June 1, 2000
Treasury Portfolio                                           June 1, 2000


                            TAX-FREE INVESTMENTS CO.

FUND                                                        EFFECTIVE DATE                             COMMITTED UNTIL*
----                                                        --------------                             ---------------

Cash Reserve Portfolio                                       June 1, 2000



* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.